January 15, 2004






Exhibit 23.2




                  INDEPENDENT AUDITORS CONSENT

We consent to the incorporation of m-Wise, Inc. financial statements for the years ended December 31, 2001 and December 31, 2002 and our auditors report dated April 4, 2003 appearing on the Form SB-2 of m-Wise, Inc.

                                   Yours very truly,

                                   /s/ SF Partnership, LLP
                                   ------------------------
                                   SF Partnership, LLP
















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